Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events
Subsequent events
20.	Subsequent events

As of March 31, 2024, the Company repurchased 342,091 of ordinary shares under the 2023 Share Repurchase Program for cash consideration of US$2,762,433 (equivalent of RMB19,612,997).

On March 28, 2024, the Company changed the ratio of the ADS to ordinary shares of the Company with a par value of US$0.0001 per ordinary share from ten (10) ADSs representing one (1) ordinary share to one (1) ADS representing one (1) ordinary share. For the ADS holders, the change in the ADS ratio will have the same effect as a one-for-ten reverse ADS split.

ADS and per ADS information is retroactively adjusted for the ADS split for all periods presented.